Fiduciary Assets	12 Months Ended
Dec. 31, 2010
Fiduciary Assets [Abstract]
FIDUCIARY ASSETS

9.	FIDUCIARY ASSETS

The Company collects premiums from insureds and, after deducting its commissions, remits the premiums to the respective insurers; the Company also collects claims or refunds from insurers on behalf of insureds. Uncollected premiums from insureds and uncollected claims or refunds from insurers (‘fiduciary receivables’) are recorded as fiduciary assets on the Company’s consolidated balance sheets. Unremitted insurance premiums and claims (‘fiduciary funds’) are also recorded within fiduciary assets.

Fiduciary assets therefore comprise both receivables and funds held in a fiduciary capacity.

Fiduciary funds, consisting primarily of time deposits with original maturities of less than or equal to three months, were $1,764 million as of December 31, 2010 (2009: $1,683 million). Accrued interest on funds is recorded as other assets.

Consolidation of fiduciary funds

The financial statements as at December 31, 2010 and 2009 reflect the consolidation of one Variable Interest Entity (‘VIE’), a UK non-statutory trust that was established in January 2005 following the introduction of statutory regulation of insurance in the UK by the Financial Services Authority. The regulation requires that all fiduciary funds collected by an insurance broker such as the Company be paid into a non-statutory trust designed to give additional credit protection to the clients and insurance carriers of the Company. This trust restricts the financial instruments in which such funds may be invested and affects the timing of transferring commission from fiduciary funds to own funds.

As of December 31, 2010, the fair value of the fiduciary funds in the VIE was $976 million (2009: $903 million) and the fair value of the associated liabilities was $976 million (2009: $903 million). There are no assets of the Company that serve as collateral for the VIE.